As filed with the Securities and Exchange Commission on October 5, 1999.
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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 1999


                        ERP OPERATING LIMITED PARTNERSHIP
               (Exact Name of Registrant as Specified in Charter)



MARYLAND                        0-24920                            13-3675988
(State or other    (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
Incorporation)

          TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS     60606
               (Address of Principal Executive Office)              (Zip Code)


       Registrant's telephone number, including area code: (312) 474-1300



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           OTHER EVENTS.

         On October 1, 1999, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), sole general partner of ERP Operating Limited Partnership, an Illinois limited partnership ("ERP"), acquired Lexford Residential Trust, a Maryland real estate investment trust ("Lexford"), through the merger of Lexford with and into EQR (the "Merger"). Immediately following the effectiveness of the Merger, EQR contributed substantially all of the assets previously held by Lexford to ERP in exchange for units of limited partnership interest in ERP. As of June 30, 1999, Lexford's portfolio of 402 properties consisted of 36,609 units in 16 states.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         2.1 Agreement and Plan of Merger, dated as of June 30, 1999, by and between Equity Residential Properties Trust and Lexford Residential Trust (incorporated by reference to Appendix A of EQR's Proxy Statement dated August 27, 1999 relating to the Special Meeting of Shareholders of EQR held on September 30, 1999 which was part of EQR's registration statement on Form S-4/A filed August 19, 1999 (SEC File No. 333-83663)).

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ERP OPERATING LIMITED PARTNERSHIP
                                          (Registrant)

                                          By:  EQUITY RESIDENTIAL PROPERTIES
                                               TRUST, its General Partner

                                          By:    /s/ Bruce C. Strohm
                                                 -----------------------------
                                          Name:  Bruce C. Strohm
                                                 -----------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary
                                                 -----------------------------

         Dated: October 1, 1999
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                                                   EXHIBIT INDEX

EXHIBIT
NUMBER            EXHIBIT
--------          -------
2.1               Agreement and Plan of Merger, dated as of June 30, 1999, by and between Equity Residential Properties Trust and Lexford
                  Residential Trust (incorporated by reference to Appendix A of
                  EQR's Proxy Statement dated August 27, 1999 relating to the
                  Special Meeting of Shareholders of EQR held on September 30,
                  1999 which was part of EQR's registration statement on Form
                  S-4/A filed August 19, 1999 (SEC File No. 333-83663)).